American Century Quantitative Equity Funds, Inc. Statement of Additional Information Supplement
Supplement dated July 31, 2017 ■ Statements of Additional Information dated April 10, 2017

The following is added as the last paragraph to the Convertible Securities section in the Statement of Additional Information.
Contingent convertible securities (sometimes referred to as CoCos or Additional Tier 1 instruments) generally either convert into equity or have their principal written down upon the occurrence of certain trigger events, which may be linked to the issuer’s stock price, regulatory capital thresholds, regulatory actions relating to the issuer’s continued viability, or other pre-specified events. Under certain circumstances, CoCos may be subject to an automatic write-down of the principal amount or value of the securities, sometimes to zero, thereby cancelling the securities. If such an event occurs, a fund may not have any rights to repayment of the principal amount of the securities that has not become due. Additionally, a fund may not be able to collect interest payments or dividends on such securities. In the event of liquidation or dissolution of the issuer, CoCos generally rank junior to the claims of holders of the issuer’s other debt obligations. CoCos also may provide for the mandatory conversion of the security into common stock of the issuer under certain circumstances. Because the common stock of an issuer may not pay a dividend, a fund may experience reduced yields (or no yield) as a result of the conversion. Conversion of the security from debt to equity would deepen the subordination of the investor and thereby worsen the fund’s standing in bankruptcy.

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